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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 11, 2005

ENXNET, INC.
 (Exact name of registrant as specified in its charter)

Oklahoma	000-30675	73-1561191
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

11333 E. Pine St., Suite 75
Tulsa, Oklahoma 74119
(Address of principal executive offices and Zip Code)

(918) 592-0015
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE

We are announcing that we have filed numerous improvements for Utility and Design Patent rights to its ThinDisc(c) patent filed in March 2005. Developed during extensive manufacturing process research and development, these improvements significantly expand the usage range of the technology. EnXnet has successfully manufactured working prototypes in the Interactive Transaction Card format and is prepared to manufacture and deliver the ThinDisc(c) in commercial quantities. This development will enable the marketing contract with One28 Marketing Group, announced in EnXnet's press release of March 16, 2005, to begin taking orders with firm product delivery dates.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits	Document Description

	99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 11th day of October, 2005.

ENXNET INC.

BY:	/s/ Ryan Corley
Ryan Corley
President, Principal Executive Officer, and a member of the Board of Directors.